SUPPLEMENT TO:
CALVERT MANAGEMENT SERIES
Calvert Unconstrained Bond Fund
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2015, as revised October 20, 2015
Date of Supplement: April 8, 2016
Portfolio Management
Mauricio Agudelo will no longer serve as a portfolio manager for Calvert Unconstrained Bond Fund.
The statement of additional information is therefore revised as follows:
Delete any and all references to Mr. Agudelo from the section “Portfolio Manager Disclosure.”